J.P. MORGAN HEALTHCARE CONFERENCE JANUARY 2014 J.P. MORGAN HEALTHCARE CONFERENCE SIGMA-ALDRICH © 2014 Sigma-Aldrich Co. LLC. All rights reserved.

2 | J.P. MORGAN HEALTHCARE CONFERENCE © 2014 Sigma-Aldrich Co. LLC. All rights reserved. CAUTIONARY STATEMENTS This presentation contains “forward-looking statements” regarding future sales, earnings, return on equity, return on invested capital, cost savings, process improvements, free cash flow, share repurchases, capital expenditures, acquisitions and other matters. Such statements can be identified by words such as: “expected,” “expects,” “expect,” “forecast,” “would,” “estimate,” “will,” or similar references to future periods. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results could differ materially from those stated or implied in the forward-looking statements. For a list of factors, risks and uncertainties which could make our actual results differ from expected results, please see Item 1A of Part I of our latest Annual Report on Form 10-K and the first part of Item 2 of Part I to our latest Quarterly Report on Form 10-Q. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, as a result of new information, future developments or otherwise. This presentation also contains non-GAAP financial information. Management uses this information in its internal analysis of results and believes this information may be informative to investors in gauging the quality of our financial performance, identifying trends in our results and providing meaningful period-to-period comparisons. For a reconciliation of non-GAAP measures used in this presentation, see the Appendix to this presentation – Reconciliation of GAAP to Non-GAAP Financial Measures.

3 | J.P. MORGAN HEALTHCARE CONFERENCE © 2014 Sigma-Aldrich Co. LLC. All rights reserved. RESEARCH APPLIED SAFC COMMERCIAL Discovery efforts in life science and material science research Clinical and environmental diagnostics Industrial applications Pharma and electronics manufacturing OUR PURPOSE The trusted and preeminent global provider to the research laboratory, targeted applied and commercial markets ENABLING SCIENCE TO IMPROVE THE QUALITY OF LIFE A global leader in chemicals, biochemicals, kits and services for scientific discovery, development, manufacturing and diagnostics

4 | J.P. MORGAN HEALTHCARE CONFERENCE © 2014 Sigma-Aldrich Co. LLC. All rights reserved. CONSTANT AND CONSISTENT PURPOSE HAS DRIVEN THE COMPANY that will make the world a safer, cleaner, and healthier place 160+ COUNTRIES $2.7B* SALES REVENUE 1.4M INDIVIDUAL CUSTOMERS >215K PRODUCTS & SERVICES SOLUTIONS By inspiring customer innovations and solutions Sigma-Aldrich enables science to improve the quality of life. *Last twelve months ended 9/30/13.

5 | J.P. MORGAN HEALTHCARE CONFERENCE

SIGMA-ALDRICH®

CUSTOMER FOCUSED, GLOBALLY BALANCED

RESEARCH BUSINESS UNIT
Academic, Government and Hospitals
Pharmaceutical
Dealers

APPLIED BUSINESS UNIT
Diagnostics and Testing
Industrial Applications

SAFC COMMERCIAL BUSINESS UNIT
Life Science Products
Life Science Services
Hitech


52%
23%
25%

% OF GLOBAL SALES*



43% AMERICAS

38% EUROPE MIDDLE EAST AFRICA

19% ASIA PACIFIC

*Last twelve months sales ended 9/30/13.

© 2014 Sigma-Aldrich Co. LLC. All rights reserved.

6 | J.P. MORGAN HEALTHCARE CONFERENCE © 2014 Sigma-Aldrich Co. LLC. All rights reserved. 2013 HIGHLIGHTS Realigned into 3 Customer-Facing Business Units *Last twelve months sales ended 9/30/13. HONORED FOR GLOBAL CITIZENSHIP DOW JONES SUSTAINABILITY INDEX, CIVIC 50, CDP GLOBAL 500, CLIMATE DISCLOSURE LEADERSHIP INDEX (CDLI) DELIVERED STRONG PERFORMANCE IN SALES, PROFITS & FREE CASH FLOW* STRENGTHENED ALIGNMENT WITH CUSTOMERS AND INCREASED COMPLETE SOLUTION OFFERINGS RESEARCH APPLIED SAFC COMMERCIAL Reagents and consumables to Pharmaceutical/Biotechnology and non-profit research organizations Solutions and critical raw materials for testing in clinical and industrial applications Customized manufacturing materials and services for small and large molecule drugs and advanced materials

7 | J.P. MORGAN HEALTHCARE CONFERENCE

SIGMA-ALDRICH®

RESEARCH BUSINESS UNIT

MISSION:

Enabling scientific research to discover and develop new drugs and materials

LTM SALES (ENDED 9/30/13):

~$1.4B

~50%	Academic, Government, Hospitals
~25%	Pharmaceutical/Biotechnology and CROs
~25%	Dealers

33
WORLDWIDE DISTRIBUTION CENTERS

GLOBAL SALES PRESENCE

35%	39%	26%
AMERICAS	EMEA	ASIA PACIFIC

ADDRESSABLE MARKETS:

~$16B

- Markets defined as chemicals, reagents and kits
- Fragmented markets, diverse mature Life Science Tools companies

Source: Industry reports, LPA, SIAL Analysis

UNPARALLELED PRODUCT PORTFOLIO:

>215,000
BIOLOGICAL AND CHEMICAL REAGENTS CONSUMABLES AND SMALL APPARATUS

LEADING eCOMMERCE PLATFORM:

> 55% of sales conducted via Web
> 57M website visits/year

No one product >1% sales / No one customer >2% sales

© 2014 Sigma-Aldrich Co. LLC. All rights reserved.

8 | J.P. MORGAN HEALTHCARE CONFERENCE

SIGMA-ALDRICH®

RESEARCH
MARKET TRENDS

- eCommerce
- Collaborations
- Translational Research
- Emerging Markets
- Large Pharma R&D Consolidation
- U.S. Academic Funding Constraints

% OF SIGMA-ALDRICH GLOBAL SALES


52%
RESEARCH
LARGE PHARMA RESEARCH ~5%
~9% US ACADEMIC

Sales of Research Products to large Pharma make up ~5% of all Sigma-Aldrich sales

© 2014 Sigma-Aldrich Co. LLC. All rights reserved.

9 | J.P. MORGAN HEALTHCARE CONFERENCE

SIGMA-ALDRICH®

STRONG POSITION IN LARGE PHARMA RESEARCH

LARGE STRATEGIC CUSTOMERS	SIGMA-ALDRICH PRESENCE	2 LARGEST DISTRIBUTORS (black)	2 LARGEST DISTRIBUTORS (blue)
A	●	●	
B	●	●	
C	●		●
D	●		●
E	●	●	
F	●	●	
G	●	●	●
H	●		●
I	●		●
J	●	●	
K	●		●
L	●	●	
M	●	●	
N	●	●	

SIGMA-ALDRICH KEY DIFFERENTIATORS

- Product breadth and availability
- Quality, reproducibility and world-class technical support
- Global reach
- Bench to bulk


52%
RESEARCH
~5% LARGE PHARMA RESEARCH

As consolidation continues, customers and suppliers have heightened awareness of channel access to product, availability and technical service

© 2014 Sigma-Aldrich Co. LLC. All rights reserved.

10 | J.P. MORGAN HEALTHCARE CONFERENCE © 2014 Sigma-Aldrich Co. LLC. All rights reser ved. SIGMA-ALDRICH.COM #1 IN LIFE SCIENCE ECOMMERCE SALES* VISITS ORDERS ~$1B 67M 2.6M Source: coremetrics & BI, Alexa Pro, Normalized to SIAL Coremetrics 30% 36% 34% ASIA PACIFIC EUROPE, MIDDLE EAST, AFRICA AMERICAS WEB TRAFFIC BY REGIONAVERAGE UNIQUE VISITORS PER MONTH 0 40 60 80 100 20 SIGMA-ALDRICH COMPETITOR 1 COMPETITOR 2 COMPETITOR 3 COMPETITOR 4 *Last twelve months sales ended 9/30/13.

11 | J.P. MORGAN HEALTHCARE CONFERENCE © 2014 Sigma-Aldrich Co. LLC. All rights reserved. CUSTOMER FOCUSED RESEARCH SALES GAIN TRACTION IN 2013 ACADEMIC PHARMA DEALERS VALUE PROPOSITION Enabling scientists to innovate, conduct and publish quality research through breadth of scientific products and collaborations Accelerating drug development with breadth of scientific products and customized solutions Expanding access to new customers and geographies through commercially optimized channel 2013 INITIATIVES • Translational Research with focus on drug discovery workflow solutions • Sales and Marketing alignment to key customer segments • Scientific collaborations to drive innovation • Enterprise solutions for strategic accounts - Supply chain integration - Chemical sourcing • Address growing Biotech segment • Dealers as Partners Program • Channel expansion • Increased presence in Latin America, Middle East and Africa 2013 SUCCESS • Scripps collaboration • Positive results of drug discovery focus in Academia • Gained traction with account management focus in Europe and US • Growing Research services-based solutions (e.g., Aldrich Market Select) • Five consecutive quarters of improved organic sales growth through Q3 2013 • Formalized dealer partnerships globally • Strong growth in emerging regions: Eastern Europe, Middle East and Africa

12 | J.P. MORGAN HEALTHCARE CONFERENCE © 2014 Sigma-Aldrich Co. LLC. All rights reser ved. 2013 RESEARCH ORGANIC SALES GROWTH LONG-TERM EXPECTATIONS Low to Mid Single Digit *Provided on Oct 2013 Q3 conference call (Mid Single Digit) (Low Single Digit) Low Single Digit Mid Single Digit High Single Digit Q1-13 Q2-13 Q3-13 DEALERS PHARMA ACADEMIC 2013 Research organic sales growth guidance* of low single digit; improving sequential quarterly performance in 2013

13 | J.P. MORGAN HEALTHCARE CONFERENCE

SIGMA-ALDRICH®

APPLIED BUSINESS UNIT

MISSION:

Supply customized solutions and critical components and materials to diagnostic companies, testing laboratories and industrial companies

LTM SALES (ENDED 9/30/13):

$0.6B

~50%	Diagnostics and Testing
~50%	Industrial

APPLIED MARKETS ARE LARGE AND GROWING

DIAGNOSTICS	INDUSTRIAL	INDUSTRIAL MATERIALS
$34B	$16B	$35B
MID–HIGH SINGLE DIGIT	MID SINGLE DIGIT	LOW–MID SINGLE DIGIT

Both customer and supplier base are fragmented.

BROAD AND INNOVATIVE PORTFOLIO OF:

- High quality components and kits
- Reagents
- Consumables
- Critical raw materials
- Standard and certified reference materials

Source: Industry Reports and Team Analysis

© 2014 Sigma-Aldrich Co. LLC. All rights reserved.

14 | J.P. MORGAN HEALTHCARE CONFERENCE

SIGMA-ALDRICH®

APPLIED
MARKET SEGMENTS








	DIAGNOSTIC MANUFACTURERS	DIAGNOSTIC AND FORENSIC TESTING	FOOD & BEVERAGE AND ENVIRONMENTAL TESTING	AGRICULTURE & BIOTECHNOLOGY	CHEMICAL MANUFACTURING	CONSUMER PRODUCTS
APPROX. SIZE	**$1B**	**$35B**	**$2B**	**$9B**	**$9B**	**$21B**
GROWTH	High Single	High Single	Mid Single	Mid Single	Mid Single	Mid Single
CURRENT PRODUCT OFFERINGS	• Raw Materials • Lab Essentials • Standards/CRM • Oligos • Enzymes	• Sample Prep • LC/GC Columns • Standards/CRM	• Sample Prep • LC/GC Columns • Standards/CRM • Lab Essentials	• Lab Essentials • Genomics • Analytical Consumables	• Raw Materials • Lab Essentials • Chemical Synthesis • Materials Science • Procurement Services	• Raw Materials (F&F) • Sample Prep • LC/GC • Lab Essentials

Source: Frost & Sullivan, Kalorama; Strategic Directions International Report

Applied markets are large and growing with solid underlying macroeconomic growth fundamentals

© 2014 Sigma-Aldrich Co. LLC. All rights reserved.

15 | J.P. MORGAN HEALTHCARE CONFERENCE © 2014 Sigma-Aldrich Co. LLC. All rights reserved. CUSTOMER FOCUSED APPLIED SALES GAINING TRACTION DIAGNOSTIC & TESTING LABS INDUSTRIAL VALUE PROPOSITION Providing products ranging from raw materials and basic research reagents to components and assays to perform tests, including analytical standards Targeting certain industrial segments with specific raw materials and solutions to meet customer needs 2013 INITIATIVES • Implemented segment specific, strategic marketing programs • Implemented rapid response team consisting of commercial and scientific expertise • Built stronger capabilities to assess and execute OEM opportunities for diagnostics companies • Aligned sales functions to support new opportunities • Implemented global account management structure for top industrial customers • Aligned R&D resources to strategic markets such as agbio and medical materials 2013 SUCCESS • Separation technology for cancer testing • Stable Isotope components for ulcer testing and cancer detection • Elite products for diagnostic kits • Expansion of ISO 13485 manufacturing capabilities • Globally expanded standards and certified reference materials • Expanded offering of high-quality enzymes for diagnostics use • Generated traction with new customers in agbio, medical devices and personal care products • Sales of kits for workplace air monitoring

16 | J.P. MORGAN HEALTHCARE CONFERENCE © 2014 Sigma-Aldrich Co. LLC. All rights reser ved. 2013 APPLIED ORGANIC SALES PERFORMANCE LONG-TERM EXPECTATIONS Mid –High Single Digit 2013 Applied organic sales growth guidance* of mid single digit *Provided on Oct 2013 Q3 conference call (Mid Single Digit) (Low Single Digit) Low Single Digit Mid Single Digit High Single Digit Q1-13 Q2-13 Q3-13 INDUSTRIAL DIAGNOSTICS & TESTING

17 | J.P. MORGAN HEALTHCARE CONFERENCE

SIGMA-ALDRICH®

SAFC COMMERCIAL BUSINESS UNIT

MISSION:

To develop and manufacture products and services solutions for the commercial production of our Pharma, BioPharma and Electronics customers

LTM SALES (ENDED 9/30/13):

~$0.7B

~65%	Life Science Products
~20%	Life Science Services
~15%	Hitech Electronics

TARGET MARKETS ARE LARGE AND GROWING

LIFE SCIENCE	ELECTRONICS
$55B	$5B+
MID SINGLE DIGIT	~10% (BUT CYCLICAL)

- Industrial cell culture media
- Active API
- Intermediates
- Raw materials
- Biological testing services

Organometallic precursors for LEDs and semiconductors

TOUGH TO MAKE, CRITICAL TO PERFORMANCE OFFERINGS

- Custom offerings to build a unique position with customers
- Difficult to replicate or substitute
- Typically small percentage of total cost of customer's final product

Source: Industry Reports and Team Analysis

© 2014 Sigma-Aldrich Co. LLC. All rights reserved.

18 | J.P. MORGAN HEALTHCARE CONFERENCE © 2014 Sigma-Aldrich Co. LLC. All rights reserved. VALUE PROPOSITION High quality products and services solutions which are tough to make, difficult to replicate, critical to performance of our customers’ products and processes and represent small portion of their cost 2013 INITIATIVES • Resource allocation to Top 100 customers • Selective capabilities and manufacturing capacity addition • Increased supply chain quality, transparency and risk mitigation initiatives 2013 SUCCESS • Strong growth in Life Sciences segment: cell culture media and contract manufacturing services, BioReliance biotesting and toxicology services • Strong Growth in Hitech in chemical precursors for advanced semiconductors chips • Strategic Account Program elevating enterprise relationship • Expansion of our quality initiatives and risk mitigation activities like Pharmagrade products • Continued strong demand in High Potency and Antibody Drug Conjugate capabilities SAFC COMMERCIAL BUSINESS UNIT LIFE SCIENCES AND HITECH ELECTRONICS

19 | J.P. MORGAN HEALTHCARE CONFERENCE

SIGMA-ALDRICH®

SAFC COMMERCIAL OFFERINGS
ENABLING CUSTOMERS TO MANUFACTURE DRUGS AND MATERIALS

SAFC COMMERCIAL MARKETS	BUSINESS UNIT SEGMENTS	BUSINESS UNIT INITIATIVES	DESCRIPTION	2013 SAFC SALES*	CUSTOMER MARKETS: Biological Drugs	CUSTOMER MARKETS: Small Molecule Drugs	CUSTOMER MARKETS: LEDs Semiconductors Energy/Display
	Life Science Products	Biopharma Materials	Critical raw materials for biological drugs	~65%	●		
	Life Science Products	Pharma Materials	Critical raw materials for small molecules	~65%		●	
	Life Science Products	Contract Manufacturing Services	cGMP Intermediates and APIs for small molecules and biological drugs	~65%	●	●	
	Life Science Services	Biopharma Services	Biologic testing services & viral manufacturing services	~20%	●		
	Life Science Services	Early Development Services	Genetic & mammalian toxicology Solid state services	~20%		●	
	Hitech Electronics	Hitech Electronics	Precursors for LED & semiconductors Performance materials for energy & display	~15%			●

*Last twelve months sales ended 9/30/13.

© 2014 Sigma-Aldrich Co. LLC. All rights reserved.

20 | J.P. MORGAN HEALTHCARE CONFERENCE © 2014 Sigma-Aldrich Co. LLC. All rights reserved. SAFC COMMERCIAL EXPANSION ACTIVITIES LIFE SCIENCE PRODUCTS LIFE SCIENCE SERVICES HITECH ELECTRONICS • Expanding dry powder media capacity in Scotland • Expanding high potency API capacity in Wisconsin • Expanding commercial conjugation capacity in St. Louis • Increased synergies with BioReliance • Opened high complexity protein characterization laboratories • New clearance services laboratories in US • Increased capacity utilization of plant in Taiwan

21 | J.P. MORGAN HEALTHCARE CONFERENCE © 2014 Sigma-Aldrich Co. LLC. All rights reser ved. 2013 SAFC COMMERCIAL ORGANIC SALES PERFORMANCE (Double Digit) (Mid Single Digit) Low Single Digit Mid Single Digit (High Single Digit) Double Digit (Low Single Digit) High Single Digit Q1-13 Q2-13 Q3-13 LIFE SCIENCE SERVICES LIFE SCIENCE PRODUCTS HITECH LONG-TERM EXPECTATIONS Mid–High Single Digit 2013 SAFC Commercial organic sales growth guidance* of mid single digit *Provided on Oct 2013 Q3 conference call

22 | J.P. MORGAN HEALTHCARE CONFERENCE © 2014 Sigma-Aldrich Co. LLC. All rights reserved. LONG-TERM ORGANIC SALES GROWTH ORGANIC SALES GR OW TH RESEARCH Low–Mid Single Digit Mid–High Single Digit Mid–High Single Digit APPLIED COMMERCIAL OVERALL ≥ ~Mid Single Digit

23 | J.P. MORGAN HEALTHCARE CONFERENCE © 2014 Sigma-Aldrich Co. LLC. All rights reser ved. SIGMA-ALDRICH OUTLOOK TO INCREASING SHAREHOLDER VALUE ORGANIC SALES GROWTH ≥ ~Mid Single Digit MARGIN EXPANSION OF CORE BUSINESS ~50 bps per Year ASSET MANAGEMENT M&A SHAREHOLDER VALUE HIGH ROIC HIGH FREE CASH FLOW

24 | J.P. MORGAN HEALTHCARE CONFERENCE © 2014 Sigma-Aldrich Co. LLC. All rights reserved. ORGANIC SALES GROWTH ≥ ~MID SINGLE DIGITS SG&A LEVERAGE GROSS MARGIN EXPANSION New Global Supply Chain organization Manufacturing footprint Logistics and distribution Productivity and quality improvements Expense growth < organic sales growth LEVERS TO EXPAND MARGINS Goal of 50 bps/yr expansion in margins on core business

25 | J.P. MORGAN HEALTHCARE CONFERENCE © 2014 Sigma-Aldrich Co. LLC. All rights reserved. 2013: ANOTHER YEAR OF SOLID CASH FLOW GROWTH ON TRACK TO EXCEED $450M FREE CASH FLOW TOTAL DEBT 9/30/13 $414M TOTAL CASH 9/30/13 $688M ROIC 20% 9/30/13

26 | J.P. MORGAN HEALTHCARE CONFERENCE © 2014 Sigma-Aldrich Co. LLC. All rights reserved. USES OF CASH INCREASING EPS AND DIVIDENDS FOR 38 CONSECUTIVE YEARS INVESTED CAPITAL EXPENDITURES REPURCHASED OF STOCK $1.5B$940M IN DIVIDENDS $700M DISTRIBUTED TO ACQUIRE 14 COMPANIES $1.2B INVESTED SINCE 2004:

27 | J.P. MORGAN HEALTHCARE CONFERENCE © 2014 Sigma-Aldrich Co. LLC. All rights reser ved. ORGANIC AND INORGANIC INVESTMENTS INCREASED SHAREHOLDER VALUE $90 $80 $70 $60 $50 $40 $30 $20 $10 $0 $100 2004 2006 2008 2010 2004 Tetrionics, Ultraf_ine Acquired 2005 Proligo Group, JRH Biosciences Acquired 2006 Bejing Superior, Iropharm Acquired 2007 $2BN SALES | 7,900 EMPLOYEES 36 COUNTRIES | 130,000 PRODUCTS Pharmorphix , Epichem Group Ltd., Molecular Medicine Bioservices, Inc. Acquired 2009 ChemNavigator.com, Inc. Acquired 2010 Cerilliant Corporation Acquired BioReliance Holdings, Inc., Research Organics Inc. Acquired Wuxi, China Packaging And QC Facility Opens Bangalore, India Distribution and Packaging Facility Opens 2011 Vetec Quimica Fina, Ltda. Acquired 2012 2012 Sigma-Aldrich Corporation (SIAL) $2.6BN SALES | 9,000 EMPLOYEES 40 COUNTRIES | 175,000 PRODUCTS Share Price Creating shareholder value through internal investments, M&A and operational excellence

28 | J.P. MORGAN HEALTHCARE CONFERENCE © 2014 Sigma-Aldrich Co. LLC. All rights reserved. SIGMA-ALDRICH A WORLD-CLASS ORGANIZATION Well-positioned for the future Exceptional SCIENTIFIC KNOWLEDGE Superior QUALITY and COMPLIANCE First-Class Customer SERVICE Extensive SELECTION of Products and Services Established TRUST with Our Stakeholders Market-leading INNOVATION